                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 21, 2007


                              Dhanoa Minerals Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                     333-129864              98-0470528
--------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission            (IRS Employer
        incorporation)               File Number)         Identification No.)

               15 Oceanview Road, Lions Bay, B.C. V0N 2E0, Canada

               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 604.925.0716

            1330 Martin Grove Road, Toronto, Ontario, M9W 4X4, Canada
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On June 21, 2007, Dhanoa Minerals Ltd. (the "Company"), in reliance upon Regulation S under the Securities Act of 1933, as amended, arranged the sale of 2,090,164 shares of Common Stock for $1,275,000 and a Warrant to purchase 2,090,164 shares of Common Stock of Dhanoa Minerals, Ltd. to Lee A. Balak at a price of $.61 (U.S.) per share.

On June 21, 2007, Dhanoa Minerals Ltd. (the "Company"), in reliance upon Regulation S under the Securities Act of 1933, as amended, arranged the sale of 2,090,164 shares of Common Stock for $1,275,000 and a Warrant to purchase 2,090,164 shares of Common Stock of Dhanoa Minerals, Ltd. to Arcobel Investment, Inc., S.A. at a price of $.61 (U.S.) per share.

The Company intends to use the proceeds from this Regulation S offering to finance its planned acquisition of mining assets in Ecuador, working capital to modernize ore processing facilities, purchase equipment and to hire more employees

ITEM 7.01 REGULATION FD DISCLOSURE

 We issued a press release in connection with the issuance of Units consisting of the common stock and warrants described in Item 3.02 of this Form 8-K, a copy of which is attached hereto as Exhibit 99.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

                   (a) Financial Statements of Business Acquired.

                       Not Applicable

                   (b) Pro Forma Financial Information

                       Not Applicable

                   (c) Exhibits.

                       99  Press Release dated June 22, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2007

                                    Dhanoa Minerals Ltd.


                                    By:    /s/ Lee A. Balak
                                           -------------------------------------
                                    Name:  Lee A. Balak
                                    Title: Chief Executive Officer and President